UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 19, 2020
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
Apples	Switzerland
c/o Logitech Inc.
7700 Gateway Boulevard
Newark	California	94560
(Address of principal executive offices and zip code)

510	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October19, 2020, Logitech International S.A. (“Logitech”) issued a press release regarding its financial results for the quarter ended September 30, 2020.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 and Item 9.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d)                                Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1                      Press release issued on October 19, 2020 including financial results for the quarter ended September 30, 2020.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bracken Darrell

Bracken Darrell
President and Chief Executive Officer

/s/ Nate Olmstead

Nate Olmstead
Chief Financial Officer
October 19, 2020

EXHIBIT INDEX

99.1                      Press release issued on October 19, 2020 including financial results for the quarter ended September 30, 2020.